THE SOMERSET GROUP, INC.
                     FORM 10-K ANNUAL REPORT
                   Year Ended December 31, 1997


Part IV - Item 14(b) - Reports on Form 8-K

The Registrant filed one Form 8-K during 1997. The report was filed during the fourth quarter, on December 23, 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, Item 5 - Other Events. The Form 8-K reported the signing of a letter of intent for Whipple & Company, P.C. to be merged with the Registrant. On January 26, 1998, an 8-K was filed under Item 2 of the regulations - Acquisition or Disposition of Assets, reporting the execution of the final merger agreement and the merger of Whipple & Company, P. C.

The 1997 Form 8-K and the 1998 Form 8-K are incorporated into this Form 10-K by reference to file number 0-14227 for such Form 8-K filings with the Commission.

































                               -38-

                                                  Exhibit 3

                     THE SOMERSET GROUP, INC.
                     FORM 10-K ANNUAL REPORT
                   Year Ended December 31, 1997


Amended Articles of Incorporation and Amended and Restated Bylaws Thereto

The amended and restated Bylaws are attached as the remainder of this Exhibit 3.

(Pages 40 - 52)





































                               -39-

                                                  Exhibit 22

                     THE SOMERSET GROUP, INC.
                     FORM 10-K ANNUAL REPORT
                   Year Ended December 31, 1997


Subsidiaries of the Registrant

The following corporations are subsidiaries of the Registrant:

                     Percent
                    Ownership                     Name
                        100%                 Concrete Carriers, Inc.
                                             135 N. Pennsylvania Street
                                             Suite 2800
                                             Indianapolis, Indiana 46204

                        100%                 Precast Concrete Systems, Inc.
                                             135 N. Pennsylvania Street
                                             Suite 2800
                                             Indianapolis, Indiana 46204

                      21.5%                  First Indiana Corporation
                                             135 N. Pennsylvania Street
                                             Suite 2800
                                             Indianapolis, Indiana 46204

                                                       Exhibit 23

                     THE SOMERSET GROUP, INC.
                     FORM 10-K ANNUAL REPORT
                       Year Ended 31, 1997


Definitive Proxy Statement for Annual Meeting of Shareholders - April 22, 1998

The Registrant's Notice of Annual Meeting, Proxy Statement and Form of Proxy ate incorporated into this Form 10-K by reference to file number 0-14227 for such information previously filed with the Commission.

                                                             Exhibit 24




The Board of Directors and Shareholders
The Somerset Group, Inc.:

We consent to incorporation by reference in the registration statement on Form S-8 of The Somerset Group, Inc. of our report dated February 6, 1998, relating to the consolidated balance sheets of The Somerset Group, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1997, which report appears in the December 31, 1997 annual report on Form 10-K of The Somerset Group, Inc.


s/KPMG Peat Marwick LLP


KPMG Peat Marwick LLP
Indianapolis, Indiana
March 19, 1998

                                                       Exhibit 99

                     THE SOMERSET GROUP, INC.
                     FORM 10-K ANNUAL REPORT
                   Year Ended December 31, 1997


First Indiana Corporation Form 10-K Annual Report  - Year Ended December 31,
1997

First Indiana Corporation's Form 10-K annual report for the year ended December 31, 1997 is incorporated herein by reference to the First Indiana Corporation's Form 10-K annual report filed separately with the Commission under file number 0-14354.